UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2019

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

On May 31, 2019, CytoSorbents Corporation (the “Company”) delivered to Cantor Fitzgerald & Co. (“Cantor”) written notice of termination (the “Termination Notice”) of the Controlled Equity OfferingSM Sales Agreement, dated November 4, 2015, by and between the Company and Cantor, as amended by Amendment No. 1 to Sales Agreement, dated July 26, 2018 (collectively, the “Sales Agreement”). In accordance with Section 13(b) thereof, the Sales Agreement will terminate on June 10, 2019, ten (10) days after the delivery of the Termination Notice. As provided in the Sales Agreement, the Sales Agreement will terminate without liability of any party to any other party, except that certain provisions of the Sales Agreement identified therein shall remain in full force and effect notwithstanding the termination.

Pursuant to the Sales Agreement, the Company offered and sold, from time to time through Cantor, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In the aggregate, the Company sold 2,094,140 shares pursuant to the Sales Agreement, at an average selling price of $8.72 per share, generating net proceeds of approximately $17,718,000. The Company paid Cantor a commission rate of 3.0% of the aggregate gross proceeds from each sale of shares and provided Cantor with customary indemnification and contribution rights.

A copy of the Controlled Equity OfferingSM Sales Agreement, dated November 4, 2015, was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on November 4, 2015, and a copy of Amendment No. 1 to the Sales Agreement, dated July 26, 2018, was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 26, 2018. The description of the Sales Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the filed agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2019	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer